UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 7, 2021

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
Consumers Energy Company Cumulative Preferred Stock, $1.00 par value: $4.50 Series	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company:  CMS Energy Corporation ☐        Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  CMS Energy Corporation ☐        Consumers Energy Company ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 8, 2021, CMS Energy Corporation, a Michigan corporation (“CMS Energy”), announced its strategic sale of EnerBank USA, a Utah corporation and a wholly-owned subsidiary of CMS Energy ("EnerBank"). On June 7, 2021, CMS Energy, entered into that certain Agreement and Plan of Merger (the "Agreement") with EnerBank, and Regions Bank, an Alabama state-chartered bank ("Regions"). Upon the terms and subject to the conditions set forth in the Agreement, among other things, (a) EnerBank will merge with and into Regions (the "Merger"), with Regions surviving the Merger, and (b) Regions will pay CMS Energy a base purchase price of $960 million in cash, subject to primarily the adjustment for EnerBank’s stockholder’s equity as of the closing of the Merger (the "Closing") relative to a certain target amount, among other adjustments.

Subject to the satisfaction or waiver at or prior to the Closing of the conditions to Closing set forth in the Agreement, including receipt of requisite approvals of the Board of Governors of the Federal Reserve System, the Alabama State Banking Department and the Utah Department of Financial Institutions, CMS Energy anticipates that the Merger will occur in the fourth quarter of 2021.

The Agreement contains representations and warranties from each of CMS Energy and Regions. In addition, EnerBank has agreed to certain pre-Closing covenants, including covenants to use commercially reasonable efforts to operate its business in the ordinary course of business in all material respects and to refrain from taking certain actions without Regions’ consent (not to be unreasonably withheld). Regions and CMS Energy have also agreed to certain pre-Closing covenants, including covenants to use certain efforts to seek and obtain the requisite regulatory approvals.

The Agreement provides certain customary termination rights for each of CMS Energy and Regions.

The Agreement also contains certain indemnification provisions for each of CMS Energy and Regions, subject, in certain cases, to a de minimis claim size threshold, an aggregate claim amount deductible, a cap on indemnification and other limitations on liability.

The foregoing summary description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the terms of which are incorporated by reference herein.

The Agreement and the foregoing description of the Agreement have been included to provide investors with information regarding the terms of the Agreement. The foregoing is not intended to provide any other factual information about CMS Energy, EnerBank, Regions or any of their respective affiliates. The representations, warranties, obligations, agreements and covenants contained in the Agreement:

(a)	were made by the parties thereto solely for the purposes set forth therein and as of specific dates and may be subject to subsequent amendment, supplement, restatement, waiver or modification;

(b)	were made solely for the benefit of the parties thereto;

(c)	may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures exchanged between such parties, including in connection with the execution of the Agreement;

(d)	may have been made for the purposes of allocating contractual risk between the parties thereto instead of establishing any matter(s) as facts; and

(e)	may be subject to standards of materiality applicable to the parties thereto that differ from those applicable to investors, security holders and reports and documents filed with the Securities and Exchange Commission ("SEC").

Accordingly, investors should not rely on the representations, warranties, obligations, agreements and covenants contained in the Agreement (or any descriptions thereof) as characterizations of the actual state of events, facts, circumstances or condition of CMS Energy, EnerBank, Regions or any of their respective affiliates.

Item 7.01. Regulation FD Disclosure.

On June 8, 2021, CMS Energy issued a news release announcing, among other things, the execution of the Agreement; the full text of such news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additionally, CMS Energy reaffirms, as of June 8, 2021, its 2021 consolidated earnings per share guidance as provided on April 29, 2021 and introduces its 2022 earnings per share guidance. Exhibit 99.1 contains additional information in respect of the foregoing.

CMS Energy will hold a webcast to discuss the matters described in this Current Report on Form 8-K and provide a business update on June 8, 2021 at 11:15 a.m. (EDT).  To participate in the webcast, go to CMS Energy’s homepage (cmsenergy.com) and select “Events and Presentations.” A copy of the CMS Energy presentation is furnished as Exhibit 99.2 to this report. A webcast of the presentation will be available on the CMS Energy website, cmsenergy.com.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains, and certain oral statements made by our representatives from time to time, including on the webcast described above, may contain, forward-looking statements regarding the proposed Merger of EnerBank and Regions and our expectations regarding such Merger and building shareholder value. Forward-looking statements may be identified by words such as, but not limited to, “might,” “may,” “could,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “forecasts,” “predicts,” “assumes” and similar expressions. All forward-looking statements involve risks, assumptions, uncertainties and factors, many of which are outside of CMS Energy’s and its affiliates’ control, and are subject to change. Such risks, assumptions, uncertainties and factors include, but are not limited to, the occurrence of any event, change, development, occurrence or circumstance that could give rise to the termination of the Agreement and the inability to complete the proposed Merger due to, among other things, the failure to satisfy the conditions to the closing therein, including that a regulatory authority or other third party may prohibit, delay, impair or refuse to grant approval for or consent to the consummation of the proposed Merger. Management cautions that the foregoing list of risks, assumptions, uncertainties and factors is not exhaustive. There can be no assurance that the proposed Merger will be completed or the timing thereof. All forward-looking statements speak only as of the date made, and unless legally required, CMS Energy and its affiliates undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. CMS Energy’s actual results could differ materially from those expressed or implied in forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent statements and reports filed by CMS Energy or its affiliates with the SEC, including in reports on Forms 10-K, 10-Q, and 8-K. The risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

10.1	Agreement and Plan of Merger, dated June 7, 2021, by and among CMS Energy Corporation, EnerBank USA and Regions Bank*
99.1	CMS Energy News Release dated June 8, 2021
99.2	CMS Energy presentation dated June 8, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

*	Schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: June 8, 2021	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: June 8, 2021	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and Chief Financial Officer